UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 30, 2018

RTI SURGICAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-31271	59-3466543
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11621 Research Circle, Alachua, Florida	32615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (386) 418-8888 not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 30, 2018, RTI Surgical, Inc. (the “Company”) held its 2018 Annual Meeting. All matters submitted to a vote of the Company’s stockholders as described in the proxy statement furnished to stockholders in connection with the 2018 Annual Meeting, which was filed with the Securities and Exchange Commission on March 26, 2018, were approved.

The number of shares of common stock entitled to vote at the 2018 Annual Meeting was 76,568,326. The number of shares of common stock present or represented by valid proxy was 61,317,720. At the 2018 Annual Meeting, the Company’s stockholders voted on the following items:

1. Election of Directors — Stockholders voted to elect seven directors to serve on the Company’s board of directors (the “Board”) and hold office until the next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified.

The number of votes cast for each of the seven nominees was as set forth below:

Name	Number of Votes For	Number of Votes Withheld
Camille I. Farhat	59,024,177	2,293,543
Peter F. Gearen, M.D.	58,450,756	2,866,964
Thomas A. McEachin	55,957,371	5,360,349
Mark D. Stolper	58,091,797	3,225,923
Paul G. Thomas	58,790,747	2,526,973
Nicholas J. Valeriani	58,495,096	2,822,624
Shirley A. Weis	57,896,717	3,421,003

As a result, the following seven individuals were elected, each to serve on the Board and hold office until the next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified: Camille I. Farhat, Peter F. Gearen, M.D., Thomas A. McEachin, Mark D. Stolper, Paul G. Thomas, Nicholas J. Valeriani and Shirley A. Weis.

2. To approve and adopt the RTI Surgical, Inc. 2018 Incentive Compensation Plan — Stockholders approved and adopted the RTI Surgical, Inc. 2018 Incentive Compensation Plan as disclosed in the proxy statement. The vote totals for the approval and adoption of the RTI Surgical, Inc. 2018 Incentive Compensation Plan were 48,772,713 shares for; 10,684,469 shares against; and 1,860,538 share abstentions.

3. Advisory Vote on Executive Compensation Program (the “Say on Pay Vote”) — Stockholders approved (on an advisory basis) the compensation of the Company’s named executive officers, as disclosed in the proxy statement (the “say on pay vote”). The vote totals for the say on pay vote were: 42,041,002 shares for; 17,401,576 shares against; and 1,875,142 share abstentions.

Banks and brokers were not eligible to vote shares for which they did not receive instructions from the beneficial owners thereof on these proposals. The final report of the inspector of election indicated that there were no broker non-votes on any of these proposals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTI SURGICAL, INC.

Date: May 1, 2018	By:	/s/ Jonathon M. Singer
	Name:	Jonathon M. Singer
	Title:	Chief Financial and Administrative Officer, Corporate Secretary